SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     First Federal Financial Services, Inc.
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[_]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

March 22, 2006

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of First Federal Financial Services, Inc. (the "Company"). The Annual Meeting will be held at the Company's main office at 300 St. Louis Street, Edwardsville, Illinois, at 2:00 p.m., Illinois time, on April 20, 2006.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of the Company and any other business that properly comes before the Annual Meeting.

The Board of Directors of the Company has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Joseph Helms

                                            Joseph Helms
                                            Chairman of the Board

Edwardsville, Illinois
March 22, 2006

                     First Federal Financial Services, Inc.
                              300 St. Louis Street
                          Edwardsville, Illinois 62025
                                 (618) 656-6200

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 20, 2006

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of First Federal Financial Services, Inc. (the "Company") will be held at the Company's main office at 300 St. Louis Street, Edwardsville, Illinois, at 2:00 p.m., Illinois time, on April 20, 2006.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is being held so that stockholders may vote on the following matters:

         1.       The election of three directors;

         2. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of the Company for the year ending December 31, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 8, 2006 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Joseph Helms

                                           Joseph Helms
                                           Chairman of the Board
Edwardsville, Illinois
March 22, 2006

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 Proxy Statement
                                       of
                     First Federal Financial Services, Inc.
                              300 St. Louis Street
                          Edwardsville, Illinois 62025
                                 (618) 656-6200

                         ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 20, 2006

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Federal Financial Services, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Company's main office at 300 St. Louis Street, Edwardsville, Illinois, at 2:00 p.m., Illinois time, on April 20, 2006, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 22, 2006.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Holders of record of the Company's common stock, par value $0.10 per share, as of the close of business on March 8, 2006 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 3,920,060 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Our mutual holding company, First Federal Financial Services, MHC, owns 2,156,033 shares, or 55.0% of the Company's outstanding common stock and intends to vote FOR the election of the nominees for director proposed by the Board of Directors and FOR the ratification of auditors.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

         As to the ratification of auditors, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of auditors must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

         Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

         Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by our named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by the Company to beneficially own in excess of five percent of the Company's common stock.

                                                     Amount of Shares
                                                     Owned and Nature             Percent of Shares
         Name and Address of                          of Beneficial                of Common Stock
          Beneficial Owners                           Ownership (1)                  Outstanding
    -----------------------------                 ----------------------       -----------------------

Five percent stockholders:
--------------------------

First Federal Financial Services, MHC (2)                2,156,033                       55.0%
300 St. Louis Street,
Edwardsville, Illinois

Directors and Executive Officers: (3)
---------------------------------

Larry W. Mosby                                             25,000                           *

Joseph Helms                                               25,000                           *

Robert Richards                                            25,000                           *

Dean Pletcher                                              15,000                           *

Harry Gallatin                                             15,000                           *

Joseph Stevens                                             25,000                           *

Donald Engelke                                             10,000                           *

Nina Baird                                                  5,000                           *

Linda Werner                                                1,000                           *


All Directors and Executive Officers
as a Group (9 persons)(4)                                 146,000                         3.7%


-----------------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of First Federal Financial Services, MHC.
(3) The business address of each director and executive officer is 300 St. Louis Street, Edwardsville, Illinois 62025.
(4) The share ownership of all directors and executive officers as a group represents 8.3% of all shares issued to minority stockholders.
*    Less than 1%.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company is composed of eight members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. The terms of the Board of Directors are classified so that approximately one-third of the directors are up for election in any one year. Three directors will be elected at the Annual Meeting. Our Nominating Committee, which is comprised of all of our independent directors, has nominated Larry W. Mosby, Joseph Stevens and Robert Richards to serve as directors for a three-year term. Each of these nominees is currently a member of the Board of Directors.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends a vote "FOR" the nominees to serve as directors until their terms expire.

         The following table sets forth certain information regarding the directors of the Company.

                                        Age at                                           Current Term      Director
             Name                  December 31, 2005               Position                 Expires        Since(1)
-------------------------------    -----------------    -----------------------------    ------------    ------------
Nominees
--------

Larry W. Mosby                            64                  President and Chief             2006          1990
                                                               Executive Officer
Joseph Stevens                            59                       Director                   2006          1990
Robert Richards                           81                       Director                   2006          1966

Directors Continuing in Office
------------------------------

Harry Gallatin                            78                       Director                   2007          1980
Dean Pletcher                             71                       Director                   2007          1980
Joseph Helms                              68                Chairman of the Board             2008          1972
Nina Baird                                78                       Director                   2008          1984
Donald Engelke                            42              Senior Vice President and           2008          2003
                                                           Chief Financial Officer

-------------
(1) Includes service on the Board of Directors of First Federal Savings & Loan Association of Edwardsville ("First Federal" or the "Association"), the savings association subsidiary of the Company.

         The Business Background of Our Directors and Executive Officers. The business experience for the past five years of each of our directors and executive officers is set forth below. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

         Joseph Helms is Chairman of the Board of Directors and has been a director of First Federal since 1972 and of the Company since 2001. Dr. Helms is semi-retired. Prior to his retirement in 2002, Dr. Helms was a veterinarian at the Hawthorne Animal Hospital.

         Nina Baird has been a director of First Federal since 1984 and of the Company since 2001. Prior to her retirement, Ms. Baird served from 1981 through 2001, as the Edwardsville City Clerk, a full-time, elected position.

         Donald Engelke has been employed by First Federal since 1985 and is First Federal's Senior Vice President and Chief Financial Officer. He has been Vice President and Chief Financial Officer of the Company since its formation in January 2001. Mr. Engelke was appointed as a director of First Federal and the Company in 2003.

         Harry Gallatin has been a director of First Federal since 1980 and of the Company since 2001. Prior to his retirement in 1991, he served on the faculty and as a golf and basketball coach and Athletic Director at Southern Illinois University-Edwardsville.

         Larry W. Mosby has been a director of First Federal since 1990 and of the Company since 2001. Mr. Mosby joined First Federal in 1963 and has been Chief Executive Officer since 1984 and President since 1996, and has been President and Chief Executive Officer of the Company since its formation in January 2001.

         Dean Pletcher has been a director of First Federal since 1980 and of the Company since 2001. Prior to his retirement in 1996, Mr. Pletcher owned and operated Pletcher Funeral Home in Edwardsville, Illinois.

         Robert Richards has been a director of First Federal since 1966 and of the Company since 2001. He is semi-retired from the Richards Brick Company, a brick manufacturing and distributing company, where he retains the title of President.

         Joseph Stevens has been a director of First Federal since 1990 and of the Company since 2001. He is the owner of Market Basket Grocery and Garden Center, a retail business established in 1971.

         Linda Werner has been employed by First Federal since 1969. She is a Savings Officer of First Federal and also is the Corporate Secretary of the Company.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors meets on a monthly basis and may hold additional special meetings. During the year ended December 31, 2005, the Board of Directors held 13 regular meetings and two special meetings. No director attended fewer than 75% of such meetings. The Company's committees include a Compensation and Personnel Committee, Nominating Committee and an Audit Committee.

Board Independence

         Based on information supplied to it by the directors, the Board of Directors has determined that, except as to Messrs. Mosby and Engelke, each member of the Board of Directors is an "independent" director within the meaning of the Nasdaq corporate governance listing standards. Messrs. Mosby and Engelke are not considered independent because they are executive officers of the Company.

         The Board of Directors has also determined that each member of the Audit Committee of the Board meets the independence requirements applicable to that committee prescribed by the Nasdaq corporate governance listing standards, the Securities and Exchange Commission ("SEC") Rule 10A-3 and the Internal Revenue Service.

The Nominating Committee

         The Nominating Committee consists of directors Helms, Gallatin, Pletcher, Baird, Stevens and Richards, each of whom is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Committee. The Nominating Committee charter was attached to the Company's 2005 annual proxy statement, filed with the SEC on March 24, 2005. The Committee met one time during the year ended December 31, 2005.

         The functions of the Nominating Committee include the following:

         o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

         o to review and monitor compliance with the requirements for board independence; and

         o to review the committee structure and make recommendations to the Board regarding committee membership.

         The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         o has personal and professional ethics and integrity and whose values are compatible with the Company's;

         o        has had  experiences and  achievements  that have given him or
                  her  the  ability  to  exercise  and  develop  good   business
                  judgment;

         o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

         o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

         o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

         o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

         The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Shareholders

         The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders may submit the names of qualified candidates for Director by writing to the Corporate Secretary, at 300 St. Louis Street, Edwardsville, Illinois 62025. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

         o the name and address of the stockholder as he or she appears on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

         o a statement of the candidate's business and educational experience;

         o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

         o a statement detailing any relationship between the candidate and the Company;

         o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

         o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

         A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Other Matters" and "Stockholders Proposals."

         The committee did not receive any stockholder-recommended nominees for inclusion in this Proxy Statement, pursuant to the Company's Bylaws.

Stockholder Communications with the Board

         A stockholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary of the Company, at 300 St. Louis Street, Edwardsville, Illinois 62025. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

         o forward the communication to the director or directors to whom it is addressed;

         o attempt to handle the inquiry directly, for example, where it is a request for information about the Company or it is a stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Conduct

         The Company has adopted a Code of Conduct that is applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Conduct was included as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, filed with the SEC on March 31, 2005.

Compensation and Personnel Committee Interlocks and Insider Participation

         The members of the Compensation and Personnel Committee are directors Helms, Gallatin, Pletcher, Baird, Stevens and Richards, each of whom is independent. The committee is responsible for reviewing all compensation matters related to the employees of the Company. The Compensation and Personnel Committee met three times during the year ended December 31, 2005.

Audit Committee

         The Company's Audit Committee consists of directors Helms, Pletcher, Richards and Stevens, each of whom is "independent" under the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. Director Joseph Stevens, the Chairman of the Audit Committee, is "financially sophisticated" as defined in the Nasdaq listing standards. The Committee currently does not have an "audit committee financial expert," as defined under the Federal securities laws. The Company is attempting to find an individual who qualifies as an "audit committee financial expert" and is willing to serve as a director and as a member of its Audit Committee.

         The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company's registered public accounting firm, reviews and approves the annual engagement of the Company's registered public accounting firm, the Company's audit policy, and reviews with management and the Company's registered public accounting firm, the Company's financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which was attached to the Company's 2005 annual meeting proxy statement, filed with the SEC on March 24, 2005. The Audit Committee met one time during the year ended December 31, 2005.

Audit Committee Report

         The Audit Committee has prepared the following report:

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management the Company's audited consolidated financial statements for the year ended December 31, 2005;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.


                              The Audit Committee:
                            Joseph Stevens (Chairman)
                                  Joseph Helms
                                 Robert Richards
                                  Dean Pletcher

Section 16(a) Beneficial Ownership Reporting Compliance

         The Company's common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. Executive officers and directors of the Company and beneficial owners of greater than 10% of the Company Common Stock ("10% beneficial owners") are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of common stock of the Company. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. All required beneficial ownership forms were timely filed during the year ended December 31, 2005.

Director Compensation

         The Company pays no fees for service on the Board of Directors or Board committees. First Federal pays the Chairman of the Board a fee of $1,500 for each scheduled meeting, and Director Baird, who serves as Secretary of the Board, receives a fee of $1,400 for each scheduled meeting. Each other director receives a fee of $1,250 for each scheduled meeting. First Federal pays each non-employee Board member $150 for attendance at meetings of the Compensation and Personnel Committee, the Audit Committee, the Investment Committee and the Retirement Plan Committee. First Federal paid fees totaling $153,450 to directors for the year ended December 31, 2005.

Executive Compensation

         Summary Compensation Table. The following table provides information about the compensation paid for the years ended December 31, 2005, 2004 and 2003 to our Chief Executive Officer (the "Named Executive Officer"). No other officer's total annual salary and bonus for the year ended December 31, 2005 totaled $100,000 or more.

                                                               Annual Compensation
                                                    -----------------------------------------
                                    Year Ended                                  Other Annual     All Other
  Name and Principal Position       December 31        Salary        Bonus      Compensation   Compensation(1)
--------------------------------    -----------     -----------   ----------   --------------  ---------------
Larry W. Mosby, President and          2005         $    96,036   $   32,076   $      --       $       36,942
Chief Executive Officer                2004         $    96,036       31,929   $      --       $       36,820
                                       2003         $    92,346   $   33,124   $      --       $       35,071

-----------
(1) Consists of director fees of $17,650, $17,550 and $16,250 and profit sharing plan contributions of $19,292, $19,270 and $18,821, for 2005, 2004 and 2003, respectively.

         Employment Agreements. First Federal Savings & Loan Association of Edwardsville has entered into an employment agreement, effective as of January 31, 2006, with Larry W. Mosby, President and Chief Executive Officer. The term of the agreement is through December 31, 2006. Under the agreement, Mr. Mosby shall be President and Chief Executive Officer of First Federal until September 30, 2006, and thereafter from October 1, 2006 through December 31, 2006, Mr. Mosby shall provide consulting services to First Federal. At the discretion of the Board of Directors, the term of the agreement may be extended such that Mr. Mosby continues as President and Chief Executive Officer through December 31, 2006 and provides consulting services from January 1, 2007 through March 31, 2007. Under the agreement, Mr. Mosby shall be compensated a base salary of $96,036. In addition to the base salary, the agreement provides for participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by First Federal for cause at any time. In the event of Mr. Mosby's death during the term of the agreement, First Federal will pay his base salary to his named beneficiaries for the shorter of six months or the remaining term of the agreement, and will also continue medical and other benefits to his family during such period. The employment agreement provides that, following his termination of employment, the executive will not compete with First Federal for a period of one year.

         In connection with the proposed acquisition of Clover Leaf Financial Corp. and its bank subsidiary, Clover Leaf Bank (announced on February 2, 2006), First Federal entered into an employment agreement with Dennis M. Terry, President and Chief Executive Officer of Clover Leaf Bank. Under the terms of the agreement, which will take effect only upon the consummation of the acquisition, Mr. Terry will initially serve as Chief Operating Officer of First Federal and thereafter shall succeed Mr. Mosby as Chief Executive Officer. The agreement has a term of 36 months. Starting on January 1, 2008 and for each January 1st thereafter, the agreement shall renew for an additional year unless a written non-renewal notice is provided at least 60 days but no more than 90 days before the renewal date, such that the remaining term is 36 months. Under the agreement, the base salary for Mr. Terry will be $152,000. The base salary may be increased but not decreased. In addition to the base salary, the agreement provides for participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement also provides Mr. Terry with an automobile allowance of not less than $460 per month. The agreement provides for termination by First Federal for cause at any time. Under the agreement, if Mr. Terry's employment is terminated for any reason other than cause, death, disability or in connection with a change in control, First Federal is obligated to pay a lump sum equal to the remaining amounts that Mr. Terry would have received under the agreement if he had continued employment through the remainder of the then-current term. If his employment is terminated in connection with a change in control, First Federal is obligated to pay Mr. Terry a lump sum equal to the total amount that Mr. Terry would have earned under the agreement if Mr. Terry had continued his employment for 36 months after the date of his termination of employment (regardless of the duration of the then-current term). In the event of his disability for a period of six months, First Federal may terminate the agreement provided that First Federal will be obligated to pay Mr. Terry his base salary for a period of one year following his termination of employment and 66 2/3% of his base salary each successive year until the earlier of his death, recovery from the disability or attainment of age 65. Such payments shall be reduced by any disability benefits paid to him pursuant to any disability insurance program maintained by First Federal. In the event of Mr. Terry's death during the term of the agreement, First Federal will pay his base salary to his named beneficiaries for one year following his date of death.

         First Federal has entered into an employment agreement effective January 1, 2006, with Donald Engelke, Senior Vice President. The agreement has a term of 12 months. On each anniversary date, the agreement may be extended for an additional 12 months so that the remaining term is 12 months. Under the agreement, the current base salary for Mr. Engelke is $95,000. The base salary may be increased but not decreased. In addition to the base salary, the agreement provides for participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by First Federal for cause at any time. Under the agreement, if his employment is terminated for any reason other than cause, death, disability or in connection with a change in control, First Federal is obligated to pay Mr. Engelke's base salary for 12 months. If his employment is terminated in connection with a change in control, First Federal is obligated to pay Mr. Engelke's base salary for 18 months. In the event of his disability for a period of six months, First Federal may terminate the agreement provided that First Federal will be obligated to pay him his base salary for the remainder of the term of the agreement, reduced by any disability benefits paid to him pursuant to any disability insurance program maintained by First Federal. In the event of his death during the term of the agreement, First Federal will pay his base salary to his named beneficiaries for the remaining term of the agreement.

First Federal has entered into an employment agreement with Linda Werner, Corporate Secretary and Savings Officer. The agreement expires on December 31, 2006. Under the agreement, the current base salary for Ms. Werner is $53,348. In addition to the base salary, the agreement provides for participation in retirement plans and other employee and fringe benefits applicable to management employees. The agreement provides for termination by First Federal for cause at any time. In the event of Ms. Werner's death during the term of the agreement, First Federal shall pay her estate or named beneficiaries her base salary for the shorter of six months or the remaining term of the agreement. In the event of Ms. Werner's disability during the term of the agreement, all payments under the agreement shall cease.

         Insurance Plan. First Federal provides its full-time officers and employees with health and life insurance through the Illinois League of Financial Institutions.

         Bonus Plan. First Federal maintains a Bonus Plan. The Plan is a non-tax qualified plan available to all First Federal employees. Under the Plan, First Federal distributes 5% of its annual pre-tax earnings to all employees, based upon an employee's years of service and salary level. In 2005, First Federal distributed in the aggregate $152,042 under the Bonus Plan to its employees.

         Profit Sharing Plan. First Federal maintains a profit sharing plan (the "Profit Sharing Plan"), which is a qualified, tax-exempt profit sharing plan with a salary-deferral feature under Section 401(k) of the Internal Revenue

Code. All employees who have completed one year of employment during which they worked at least 1,000 hours are eligible to participate.

         Under the Profit Sharing Plan, participants are permitted to make salary reduction contributions up to the maximum percentage of compensation and dollar amounts permissible under the Internal Revenue Code. In addition, First Federal makes a contribution of 15% of each eligible participant's compensation to such participant's account under the profit sharing portion of the plan. Of the 15% First Federal contribution, 10% is discretionary and 5% is guaranteed under the terms of the Profit Sharing Plan. To receive an allocation of the profit sharing contribution, a participant must be employed on the last day of the plan year. All employee contributions and earnings thereon are fully and immediately vested. All First Federal profit sharing contributions vest over a six-year period, at the rate of 20% per year, commencing upon completion of two years of service. Participants will also vest in First Federal's profit sharing contributions upon the attainment of retirement age, death or disability, regardless of their years of service. Plan benefits will be paid to each participant in either a lump sum payment in cash or in installments. At December 31, 2005, the market value of the Profit Sharing Plan trust fund was approximately $3,466,000.

Stock Benefit Plans

         Employee Stock Ownership Plan and Trust. First Federal implemented an employee stock ownership plan in connection with the Company's 2004 initial stock offering. Employees who are at least 21 years old with at least one year of employment with First Federal are eligible to participate. As part of the offering, the employee stock ownership plan trust borrowed funds from the Company and used those funds to purchase a number of shares equal to 5% of the common stock sold in the offering. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan is being repaid principally from First Federal discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a floating rate equal to the prime rate. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

         Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service, with credit given to participants for years of credited service with First Federal's mutual predecessor prior to the adoption of the plan. A participant's interest in his account under the plan will also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock and/or cash. First Federal's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.

         The Company has no equity-based benefit plans that were not approved by stockholders.

Related Party Transactions

         Section 402 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act rules.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors of the Company has approved the engagement of McGladrey & Pullen, LLP to serve as the Company's independent auditors for the year ending December 31, 2006. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

         At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the year ending December 31, 2006. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         Audit Fees. During the past two years the aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP for the audit of the Company's annual financial statements and for the review of the Company's Forms 10-QSB were $70,903 for 2005 and $122,578 for 2004. Audit fees in 2004 included $55,228 in fees for work in connection with the Company's stock offering.

         Audit-Related Fees. During the past two years the aggregate fees billed for professional services by McGladrey & Pullen, LLP that were reasonably related to the performance of the audit were $0 for 2005 and $1,505 for 2004.

         Tax Fees. During the past two years the aggregate fees billed for professional services by RSM McGladrey, Inc., an affiliate of McGladrey & Pullen, LLP, for tax services were $0 for 2005 and $3,400 for 2004.

         All Other Fees. The aggregate fees billed for professional services rendered for the Company by McGladrey & Pullen, LLP for service other than those listed above were $0 for 2005 and $627 for 2004.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

         The Audit Committee has considered whether the provision of non-audit services, which would relate primarily to corporate income taxes, is compatible with maintaining the independence of McGladrey & Pullen, LLP. The Audit Committee concluded that performing such services would not affect the independence of McGladrey & Pullen, LLP in performing its function as auditor of the Company.

         In order to ratify the selection of McGladrey & Pullen, LLP as the auditors for the 2006 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of McGladrey & Pullen, LLP as auditors for the 2006 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 300 St. Louis Street, Edwardsville, Illinois, no later than November 23, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors does not have a policy with respect to director attendance at the Annual Meeting.

         The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. There have been no material changes to these procedures during the year ended December 31, 2005.

         The date on which next year's Annual Meeting of Stockholders is expected to be held is April 19, 2007. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be given to the Company no later than April 14, 2007.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

         AN ANNUAL REPORT CONTAINING  CONSOLIDATED  FINANCIAL  STATEMENTS AT AND
FOR THE PERIOD  ENDED  DECEMBER  31, 2005 IS BEING  FURNISHED  TO  STOCKHOLDERS.
COPIES OF ALL OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 300 ST. LOUIS STREET, EDWARDSVILLE, ILLINOIS 62025, ATTENTION: CORPORATE SECRETARY.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Joseph Helms

                                          Joseph Helms
                                          Chairman of the Board
Edwardsville, Illinois
March 22, 2006

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                 REVOCABLE PROXY
                     FIRST FEDERAL FINANCIAL SERVICES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 20, 2006

  The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of First Federal Financial Services, Inc. (the "Company")
with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's main office at 300 St. Louis Street, Edwardsville, Illinois 62025, on April 20, 2006, at 2:00 p.m., Illinois Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:
                                                                  With-
                                                             For  held
1. The election as Directors of the nominees listed below    [_]   [_]
   each to serve for a three-year term.

   Larry W. Mosby
   Joseph Stevens
   Robert Richards

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             For Against Abstain
2. The  ratification  of the  appointment  of  McGladrey &   [_]   [_]     [_]
   Pullen, LLP as the Company's independent auditor for the year ending December 31, 2006.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.                        [_]

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.



                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
 ^Detach above card, date, sign and mail in postage-prepaid envelope provided.^

                     FIRST FEDERAL FINANCIAL SERVICES, INC.

--------------------------------------------------------------------------------
   Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

   The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 22, 2006 and audited financial statements. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

   Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


----------------------------------------

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